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                                                                    Exhibit 4.15


                              CERTIFICATE OF TRUST

      The undersigned, the trustees of Travelers Capital VI, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. ss. 3810, hereby certify as follows:

      1. The name of the business trust being formed hereby (the "Trust") is "Travelers Capital VI."

      2. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

      Chase Manhattan Bank Delaware
      1201 Market Street
      Wilmington, Delaware  19801

      3. This Certificate of Trust shall be effective as of the date of filing.

Dated: May 14, 1997

                               /s/ Heidi G. Miller
                               ------------------------------------------
                               Name: Heidi G. Miller, as Regular Trustee

                               /s/ Irwin Ettinger
                               ------------------------------------------
                               Name: Irwin Ettinger, as Regular Trustee


                               CHASE MANHATTAN BANK DELAWARE,
                               as Trustee

                               By: /s/ John J. Cashin
                                  ---------------------------------------
                                  Name:  John J. Cashin
                                  Title: Senior Trust Officer
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                            CERTIFICATE OF AMENDMENT

                                       OF

                              TRAVELERS CAPITAL VI

1. The name of the Trust is Travelers Capital VI.

2. Pursuant to this Certificate of Amendment, the name of the Trust will be changed to "Citigroup Capital VI." To effect this change, paragraph (a) of the Certificate of Trust is hereby amended to read as follows:

      (a) The name of the business trust being formed hereby (the "Trust") is Citigroup Capital VI.

      IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed this 8th day of October, 1998.

                               /s/ Heidi G. Miller
                               ------------------------------------------
                               Name: Heidi G. Miller, as Regular Trustee

                               /s/ Irwin Ettinger
                               ------------------------------------------
                               Name: Irwin Ettinger, as Regular Trustee


                               CHASE MANHATTAN BANK DELAWARE,
                               as Trustee

                               By: /s/ Denis Kelly
                                  ---------------------------------------
                                  Name:  Denis Kelly
                                  Title: Trust Officer